SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 7, 2002

                             UNICAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                    001-13973                  65-0788314
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


   Aventura Corporate Center 20801 Biscayne Boulevard,
            Suite 403, Aventura, Florida                           33180
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     (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (305) 899-5000

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        (Former name or former address, if changed since last report)


Item 5.  Other Events.

      As previously reported, UniCapital Corporation, a Delaware corporation (the "Company"), together with substantially all of its direct and indirect subsidiaries (collectively, the "Debtors"), filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), Case Nos. 00-B-42719 through 00-B-42838 Jointly Administered, on December 11, 2000. As previously reported, in the Company's Current Reports on Form 8-K dated January 15, 2002 and February 6, 2002, the Debtors' Second Amended and Restated Plan of Reorganization, as Modified, was confirmed by the Bankruptcy Court on January 9, 2002, and became effective as of January 31, 2002.

      Due to the Chapter 11 proceeding, the Company has not filed its Reports on Form 10-Q and Form 10-K. As a result of the Chapter 11 proceeding, the Company has filed with the Bankruptcy Court the Company's Monthly Report of Cash Receipts and Disbursements (the "Cash Flow Report"). As previously reported, the Company is filing with the Securities and Exchange Commission (the "SEC"), each under the cover of a Form 8-K, the Monthly Cash Flow Report filed with the Bankruptcy Court.

      On February 7, 2002, the Company filed with the Bankruptcy Court its Monthly Cash Flow Reports for the Periods November 1 to November 30, 2001,

December 1 to December 31, 2001, and January 1 to January 31, 2002 in connection with the Company's ongoing proceeding under Chapter 11 of the U.S. Bankruptcy Code. Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K contain the text of the Monthly Cash Flow Reports filed with the Bankruptcy Court.

      The Company cautions that undue reliance should not be placed upon the information contained in the Monthly Cash Flow Reports. The Monthly Cash Flow Reports contain unaudited information. There can be no assurance that the Monthly Cash Flow Reports are complete. The Monthly Cash Flow Reports also contain information for periods which may be shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods which would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act.

      Moreover, the Monthly Cash Flow Reports and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control.

      Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Monthly Cash Flow Reports, and the Company undertakes no obligations to update or revise such Monthly Cash Flow Reports.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

         99.1 Monthly Report of Cash Receipts and Disbursements, for the Period November 1 to November 30, 2001

         99.2 Monthly Report of Cash Receipts and Disbursements, for the Period December 1 to December 31, 2001

         99.3 Monthly Report of Cash Receipts and Disbursements, for the Period January 1 to January 31, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNICAPITAL CORPORATION

                                            By:  /s/ Daniel Chait
                                                 ---------------------------
                                                 Name:  Daniel Chait
                                                 Title: President

Dated:  February 8, 2002




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                                  EXHIBIT INDEX


Exhibit No.    Document Description
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99.1           Monthly Report of Cash Receipts and Disbursements, for the
               Period November 1 to November 30, 2001

99.2 Monthly Report of Cash Receipts and Disbursements, for the Period December 1 to December 31, 2001

99.3 Monthly Report of Cash Receipts and Disbursements, for the Period January 1 to January 31, 2002








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